Exhibit 10.16

AMENDMENT NUMBER TWO

TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment Number Two to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of August 21, 2009, by and among SERVICESOURCE INTERNATIONAL, LLC, a Delaware limited liability company (“Borrower”), WELLS FARGO FOOTHILL, INC., as administrative agent (“Agent”) and the Lenders whose signatures appear on the signature pages hereof, in connection with that certain Amended and Restated Credit Agreement dated as of April 29, 2008, by and among Borrower, Agent and the Lenders (as amended, restated, extended, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), with respect to the following:

RECITALS

A.    Borrower has requested that the Lender Group agree to a certain amendment of the Credit Agreement; and

B.    The Lender Group is willing to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, Borrower and the Lender Group hereby amend the Credit Agreement as follows:

1.    DEFINITIONS. All initially capitalized terms used in this Amendment (including in the preamble and recitals) shall have the meanings ascribed to such terms in the Credit Agreement unless specifically defined herein.

2.    AMENDMENTS.

(a)    The following existing definition in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Excluded Cap Ex Items” means Capital Expenditures made by Borrower during the period from January 1, 2008 through December 31, 2009, in an aggregate amount not to exceed $6,000,000, in connection with (a) the build out of CRM/DR systems, (b) the build out of Borrower’s Nashville, Tennessee physical plant, and (c) the relocation of Borrower’s headquarters office in San Francisco, California (it being acknowledged that $1,864,128 of Capital Expenditures made by Borrower during the year ending December 31, 2008 were “Excluded Cap Ex Items”, leaving a balance of $4,135,872 available for the year ending December 31, 2009).

3.    REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to the Lender Group that all of Borrower’s representations and warranties set forth in the Credit Agreement are true, complete and accurate in all respects as of the date hereof.

4.    NO DEFAULTS OR EVENTS OF DEFAULT. Borrower hereby affirms to the Lender Group that no Default or Event of Default has occurred and is continuing as of the date hereof.

5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of:

(a)    this Amendment duly executed by Borrower and the Required Lenders;

(b)    an Acknowledgement of Guarantor duly executed by ServiceSource Inc. in the form attached hereto; and

(c)    such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

6.    COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent’s out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, search fees, filing and recording fees, documentation fees, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

7.    LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

8.    REPRESENTATIONS. Borrower represents and warrants to the Lender Group that (i) this Amendment has been duly authorized, (ii) no consents are necessary from any third person for the execution, delivery or performance of this Amendment which have not already been obtained and a copy thereof delivered to Agent, and (iii) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally or by equitable principles of general application (whether considered in an action at law or in equity).

9.    GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

10.    MULTIPLE COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in multiple counterparts, each of which constitute an original, but all of which taken together shall constitute but one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

11.    ELECTRONIC DELIVERY. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be no less effective than delivery of a manually executed counterpart.

12.    BINDING AGREEMENT. It is understood and agreed that this Amendment shall be binding upon and shall inure to the benefit of the Lender Group and Borrower, and their respective successors and assigns.

13.    ENTIRE AGREEMENT. This Amendment represents the entire agreement and understanding concerning the subject matter hereof between the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions concerning the subject matter hereof, whether oral or written.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

SERVICESOURCE INTERNATIONAL, LLC,
as Borrower

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Chief Financial Officer

WELLS FARGO FOOTHILL, INC.,
as Agent and as a Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Kim Crosslin
Name:	Kim Crosslin
Title:	V.P.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Raed Y. Alfayoumi
Name:	Raed Y. Alfayoumi
Title:	Vice President

ACKNOWLEDGEMENT BY GUARANTOR

Dated as of August 20, 2009

In order to induce the Lender Group to execute Amendment Number Two to Amended and Restated Credit Agreement of even date herewith (the “Amendment”), amending that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of April 29, 2008, among ServiceSource International, LLC, the financial institutions party thereto as lenders (the “Lenders”) and Wells Fargo Foothill, Inc., as agent for the Lenders (in such capacity, the “Agent”), the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Amendment and that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned’s obligations under the Guaranty or any other Loan Document executed by it in connection with the Credit Agreement. The undersigned further confirms that each Loan Document executed by it shall continue in full force and effect and agrees that it shall continue to be liable under each such Loan Document in accordance with the terms thereof. The undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Loan Documents. Unless otherwise noted, any and all initially capitalized terms set forth in this Acknowledgment by Guarantor shall have the respective meanings ascribed thereto in the Credit Agreement, as amended by the Amendment.

SERVICESOURCE INC.

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Chief Financial Officer